Debt	9 Months Ended
Sep. 30, 2015
Debt [Abstract]
Debt
7.	Debt

Convertible Notes

In August, September and October 2014, the Company’s wholly owned subsidiary, CDx issued $2,000,000 in convertible subordinated promissory notes (the “Notes”) to accredited investors. The Notes were subordinated to all existing indebtedness of CDx. The annual interest rate of 8% payable semi-annually on December 31 and June 30, in cash or in-kind, at CDx’s sole discretion. The maturity date of the Notes was June 30, 2015.

In conjunction with the issuance of the Notes, the holders of the Notes are entitled to receive warrants to purchase 2,336,828 shares of common stock at an exercise price of $1.10 per share. The fair value of these warrants as of the date the financing was closed was $187,288 and was recorded as a debt discount and included in convertible notes payable on the condensed consolidated balance sheets.

On February 12, 2015 the notes automatically converted into Series B convertible preferred stock as the result of CDx selling more than $2,500,000 of equity securities in a qualified financing. As a result of this conversion, the Notes and all accrued and unpaid interest which totaled $2,070,072 were converted into 1,881,884 shares of Series B convertible preferred stock. Upon conversion, the remaining balance of the unamortized debt issuance costs of $393,008 was expensed and included in interest expense, net in the condensed consolidated statement of operations for the nine months ended September 30, 2015.

Note Payable –Related Party

On September 29, 2015, an officer loaned the Company $25,000. The loan is unsecured, non-interest bearing with a fixed transaction fee and a maturity date of December 29, 2015.